                    THIRD AMENDMENT TO RESTATED AND AMENDED
                           REVOLVING CREDIT AGREEMENT


     THIS AMENDMENT is made as of the 29th day of August, 1995, by and between Merrill Corporation, a Minnesota corporation (the "Borrower"), and First Bank National Association, a national banking association (the "Bank").

                                    RECITALS

     The Borrower and the Bank executed and delivered a Restated and Amended Revolving Credit Agreement, dated as of June 20, 1994, which was amended pursuant to an Amendment to Restated and Amended Revolving Credit Agreement, dated as of September 29, 1994, and a Second Amendment to Restated and Amended Revolving Credit Agreement, dated as of April 20, 1995 (herein, as amended, the "Loan Agreement"), pursuant to which the Bank committed to extending certain financial accommodations to the Borrower on the terms and subject to the conditions therein contained.

     At the request of the Borrower, the Bank has agreed to further amend the terms and conditions of the Loan Agreement on the terms herein provided.

     NOW, THEREFORE, for One Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Loan Agreement as follows:

     1. AMENDMENT TO LOAN AGREEMENT. The parties hereto hereby agree to amend the Loan Agreement as follows:

     (a) The definition of "Commitment" is hereby deleted from Section 1.01 and the following definition is substituted therefor:

          "'Commitment' means, from time to time, the difference between $15,000,000 and the outstanding face amount of the Letters of Credit."

     (b) The Revolving Note attached to the Loan Agreement as Exhibit A is hereby deleted and the Revolving Note attached to this Amendment as Exhibit A is substituted therefor.

     (c) Section 2.07 is hereby amended by (i) deleting the "0.85%" in paragraph (a) thereof and substituting "three-quarters of one percent (0.75%)" therefor, (ii) deleting the "1.00%" in paragraph (b) thereof and substituting "three-quarters of one percent (0.75%)" therefor, and (iii) deleting the period at the end of paragraph (c) thereof and substituting therefor "minus one-quarter of one percent (0.25%)."

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     (d)  Section 2.14(a) is hereby amended by deleting the "1.00%" located therein and substituting "three-quarters of one percent (0.75%)" therefor.

     (e) Section 7.06 of the Loan Agreement is hereby amended by deleting the period at the end thereof and substituting therefor the following provision:

          "; provided, however, that the amount, not to exceed $3,200,000, expended to acquire up to thirty percent (30%) of the stock of Roman Financial Press, Ltd., a British corporation, conducting a financial printing business in Hong Kong, China, shall not be subject to the foregoing limitation."

     (f) Section 7.08 of the Loan Agreement is hereby amended by deleting the period at the end thereof and substituting therefor the following provision:

          "plus for the fiscal year ending January 31, 1996, and for each fiscal year thereafter, the amount, not to exceed $5,500,000 in the aggregate for all fiscal years, expended during said fiscal year to enable Merrill Real Estate Company to purchase the corporate office and warehouse real estate located at 1419 through 1513 Energy Park Drive, in St. Paul, Minnesota."

     (g) Exhibit C to the Loan Agreement is hereby amended by inserting the following information at the end thereof:

                                    EXHIBIT C

                              EXISTING SUBSIDIARIES

- --------------------------------------------------------------------------------
NAME                   STATE OF         PERCENT OWNED BY     NAME OF MINORITY
                       INCORPORATION    MERRILL              OWNER
                                        CORPORATION
- --------------------------------------------------------------------------------

Merrill Real Estate    Minnesota        100%                 ------
Company
- --------------------------------------------------------------------------------

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

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                             Merrill Corporation

                                             By:/s/John Castro
                                                --------------------------------
                                                 Its: President & CEO

                                             By:/s/Kay Barber
                                                --------------------------------
                                                 Its: VP & C.F.O.

                                             First Bank National Association


                                             By:/s/Steven L. Flack
                                                --------------------------------
                                                 Its: Vice President



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

                                    EXHIBIT A

                             RESTATED REVOLVING NOTE


$15,000,000                                               Minneapolis, Minnesota
                                                                 August 29, 1995



               For value received, the undersigned, Merrill Corporation, a Minnesota corporation, hereby promises to pay on May 31, 1997, to the order of First Bank National Association, a national banking association (the "Bank"), at its main office at Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Fifteen Million Dollars ($15,000,000) or, if less, the aggregate unpaid principal amount of all advances made by the Bank to the undersigned hereunder (the "Principal Balance"). Interest shall accrue on the Principal Balance remaining unpaid from time to time in accordance with the provisions of Section 2.07 of the Restated and Amended Revolving Credit Agreement of even date herewith by and between the undersigned and the Bank, as amended.

               This Note may be prepaid in whole at any time or from time to time in part only as permitted under Section 2.04 of the Restated and Amended Revolving Credit Agreement.

               This Note is issued pursuant to, and subject to, the Restated and Amended Revolving Credit Agreement, which, among other things, provides for acceleration of the maturity hereof upon the occurrence of an Event of Default (as defined in that Restated and Amended Revolving Credit Agreement). This Note represents the restatement of and an increase in the Restated Revolving Note dated June 20, 1994 payable by the undersigned, to the order of the Bank, and not the repayment thereof.

               This Note shall be immediately due and payable (including unpaid interest accrued hereon) without demand or notice thereof upon filing of a petition by or against the undersigned under the United States Bankruptcy Code.

               The undersigned hereby agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses, in the event this Note is not paid when due, whether or not legal proceedings are commenced.

               Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                        MERRILL CORPORATION


                                        By:_____________________________________

                                          Its:__________________________________



                                        By:_____________________________________

                                          Its:__________________________________






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